UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 23, 2018

WideOpenWest, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	001-38101	46-0552948
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7887 East Belleview Avenue, Suite 1000
Englewood, CO 80111
 (Address of Principal Executive Offices, including Zip Code)

(720) 479-3500
 (Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, on July 9, 2018, WideOpenWest, Inc. (the “Company”) appointed Donald P. Schena as the Company’s Interim Chief Customer Experience Officer. The Company is pleased to announce that, on August 23, 2018, the Company appointed Mr. Schena to serve as the Company’s Chief Customer Experience Officer in a permanent capacity.

Pursuant to the terms of his employment agreement, Mr. Schena will receive an annual base salary (subject to periodic adjustment) of $375,000 and an annual performance-based incentive bonus with a target of 50% of his base salary (in each case, prorated for 2018).

Mr. Schena will be entitled to receive an annual restricted stock award (“RSA”) under the Company’s incentive plan on the same basis as other members of senior management, with an aggregate grant date target fair market value of $637,500. Any RSAs granted in 2018 will time-vest in four equal installments on the first, second, third, and fourth anniversaries of the award date.

Upon a termination of Mr. Schena’s employment by the Company without cause or by Mr. Schena for good reason, Mr. Schena will become entitled to 24 months of base salary continuation and 12 months of benefit continuation, subject to an execution of a release reasonably satisfactory to the Company. Mr. Schena is also subject to standard restrictive covenants, including non-solicitation and non-competition provisions.

The employment agreement is filed herewith as Exhibit 10.1 and incorporated herein by reference. The foregoing description of the employment agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the employment agreement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Letter Agreement of Employment, dated as of August 23, 2018, by and between WideOpenWest, Inc. and Don Schena.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2018	WIDEOPENWEST, INC.

/s/ Richard E. Fish, Jr.
Richard E. Fish, Jr.
Chief Financial Officer

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